UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2019

AdvanSource Biomaterials Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number (978) 657-0075

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ASNB	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Additional Information and Where to Find It

In connection with the proposed sale (the “Transaction”) of substantially all of the assets of AdvanSource Biomaterial Corporation, a Delaware corporation (the “Company”) to Mitsubishi Chemical Performance Polymers, Inc., a Delaware corporation (“Buyer”) pursuant to the terms of that certain Asset Purchase Agreement by and between the Company and Buyer, dated November 25, 2019 (the “Purchase Agreement”, the Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement, which will be mailed or otherwise disseminated to the Company’s stockholders when it becomes available. The Company’s stockholders and other interested persons are urged to read the preliminary proxy statement and any amendments thereto and the definitive proxy statement, when it becomes available, in connection with the solicitation of proxies for the special meeting of stockholders to be held to approve the Transaction, because these documents will contain important information about the Company and the Transaction. The definitive proxy statement, when available, will be mailed to stockholders of the Company as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company without charge, at the SEC's website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to: the Company Biomaterials Corporation at 229 Andover St. Wilmington, MA 01887. Additionally, all documents filed with the SEC can be found on the Company's website, http://www.advbiomaterials.com.

Participants in Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies of The Company's stockholders in respect of the Transaction. Information regarding the Company's directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

Disclaimer

This report and the exhibits hereto do not constitute a solicitation of any vote or approval. The Company intends to file a proxy statement with the SEC containing information about the Transaction. The Company will mail a definitive proxy statement and other relevant documents after the SEC completes its review of the proxy statement.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements in this reports and the exhibits hereto are or may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "believe," "expect," "anticipate," "project," "target," "optimistic," "intend," "aim," "will", "may" and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to the Transaction and the proxy voting process include, but are not limited to: (i) statements about the benefits of the transaction; (ii) Buyer’s plans, objectives, expectations and intentions; (iii) the expected timing of completion of the Transaction; and (iv) the expected cash premium for stockholders Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties many of which are beyond the Company’s control. Actual results could differ materially if not substantially from those described in the forward-looking statements.

Important risks and other factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the Transaction, such risks and uncertainties include, among many others: (i) the risks associated with the Company’s proxy statement and the proxy voting process, including uncertainty regarding whether the Company’s stockholders will approve the Transaction; (ii) the risk that the benefits to the Company and its stockholders anticipated from Transaction may not be fully realized or may take longer to realize than expected; (iii) unexpected costs, liabilities or delays in the consummation of the Transaction; (iv) the outcome of any legal proceedings related to the Transaction; (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement or (viii) any of the factors in detailed in the "Risk Factors" section of the Company's filings with the SEC.

The foregoing listing of risks is not exhaustive. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Company's proxy statement to be filed with the SEC in connection with the transaction. Additional risks and uncertainties are identified and discussed in the Company’s reports filed or to be filed with the SEC, including its Form 10-K, as amended, for the fiscal year ended December 31, 2018, and the proxy statement to be filed in connection with the Transaction, and are available at the SEC's website at http://www.sec.gov. Forward-looking statements included in this press release speak only as of the date of this press release. The Company undertakes and assumes no obligation, and does not intend, to update the Company’s forward-looking statements, except as required by law.

Item 8.01. Other Events.

On November 25, 2019, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued November 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 26, 2019

ADVANSOURCE BIOMATERIALS CORPORATION

	By:	/s/ Michael F. Adams
Michael F. Adams
President and Chief Executive Officer a

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